UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 16, 2014

Portfolio Recovery Associates, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50058	75-3078675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

120 Corporate Boulevard, Norfolk, Virginia		23502
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	888-772-7326
Not Applicable
_____________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Portfolio Recovery Associates, Inc. ("the Company") hereby amends its Current Report on Form 8-K filed on July 16, 2014 in this Current Report on Form 8-K/A in order to include the historical audited consolidated financial statements of Aktiv Kapital AS ("Aktiv") required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K. Except as described above, all other information in the Company's Form 8-K filed on July 16, 2014 remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The historical audited consolidated financial statements of Aktiv as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011 are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company and Aktiv as of and for the year ended December 31, 2013, are filed herewith as Exhibit 99.2 and incorporated herein by reference. The unaudited pro forma financial information is not necessarily indicative of the condensed consolidated financial position or results of operations that would have been realized had the acquisition occurred on the assumed dates, nor is it meant to be indicative of any anticipated condensed consolidated financial position or future results of operations that the combined entity will experience after the acquisition.

(d) Exhibits

The following exhibits are filed as part of this current report:

23.1    Consent of Ernst & Young AS, independent auditors to Aktiv Kapital AS.

99.1	The historical audited consolidated financial statements of Aktiv as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011.

99.2	The unaudited pro forma condensed combined financial statements of the Company and Aktiv as of and for the year ended December 31, 2013.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portfolio Recovery Associates, Inc.

October 1, 2014	By:	/s/ Kevin P. Stevenson

Name: Kevin P. Stevenson
Title: EVP/CFO
Exhibit Index

Exhibit No.	Description

23.1	Consent of Ernst & Young AS, independent auditors to Aktiv Kapital AS.

99.1	The historical audited consolidated financial statements of Aktiv as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011.

99.2	The unaudited pro forma condensed combined financial statements of the Company and Aktiv as of and for the year ended December 31, 2013.